Exhibit 10(a)56

FIFTH AMENDMENT
TO
THE ENTERGY CORPORATION AND SUBSIDIARYCOMPANIES
INTERCOMPANY INCOME TAX ALLOCATION AGREEMENT

This Fifth Amendment (the “Fifth Amendment”) to the Entergy Corporation and Subsidiary Companies Intercompany Income Tax Allocation Agreement (the “Tax Agreement”) is effective for all taxable years after December 31, 2007, and is made by Entergy Corporation (“ETR”) and each entity that is included in the federal income tax return of Entergy Corporation and Subsidiary Companies (collectively, the “Entergy System”).

WITNESSETH:

WHEREAS, ETR and the other members of the Entergy System desire to amend the Tax Agreement, which was effective for taxable years 1987 and thereafter, to alter the treatment of ETR under the Tax Agreement so that ETR is treated under all provisions of the Tax Agreement in a manner that is identical to the treatment afforded all subsidiaries, direct or indirect, of ETR.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. ENTERGY CORPORATION.  Notwithstanding anything contained in the Tax Agreement to the contrary, effective for all taxable years after December 31, 2007, ETR shall be treated under all provisions of the Tax Agreement in a manner that is identical to the treatment afforded all subsidiaries, direct or indirect, of ETR.

2. EFFECTIVE DATE.  This Fifth Amendment shall be effective for the allocation of current income tax liabilities of the Entergy System for all taxable years after December 31, 2007, until further amended or otherwise terminated.

3. ANNUAL REPORT.  A copy of this Fifth Amendment will be filed as an amendment of the Energy Corporation and Subsidiaries Form U5S Annual Report to the Securities and Exchange Commission for the year ended December 31, 2009.

4. COUNTERPARTS.  It is agreed that this Fifth Amendment may be executed in multiple counterparts.

IN WITNESS WHEREOF, each of the parties hereto has caused this Fifth Amendment to be duly executed by one of its duly authorized officers as of the 20th day of November, 2009.

ENTERGY CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY ARKANSAS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ARKANSAS POWER & LIGHT COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY GULF STATES LOUISIANA, L.L.C.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

GULF STATES UTILITIES COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

GSG&T, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY LOUISIANA PROPERTIES, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY MISSISSIPPI, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

MISSISSIPPI POWER & LIGHT COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NEW ORLEANS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

NEW ORLEANS PUBLIC SERVICE INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

SYSTEM ENERGY RESOURCES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY SERVICES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY ENTERPRISES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY OPERATIONS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER HOLDINGS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EP EDEGEL, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

SYSTEM FUELS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY TECHNOLOGY HOLDING COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY TECHNOLOGY COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY HOLDINGS COMPANY LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY GLOBAL POWER OPERATIONS CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER OPERATIONS U.S., INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR GENERATION COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR HOLDING COMPANY #1

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR NEW YORK INVESTMENT COMPANY I

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY GLOBAL, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR FUELS COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR HOLDING COMPANY #2

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR OPERATIONS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER GAS HOLDINGS CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EN SERVICES II CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY RETAIL HOLDING COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

TLG SERVICES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY RESOURCES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR HOLDING COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR HOLDING COMPANY #3, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR FINANCE HOLDING, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR FINANCE, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY MISSISSIPPI TURBINE COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR POTOMAC COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER E & C HOLDINGS, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR PFS COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY INTERNATIONAL HOLDINGS LTD

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR MIDWEST INVESTMENT COMPANY, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY TEXAS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR POWER MARKETING, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY LOUISIANA, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR INDIAN POINT 1 & 2 INVESTMENTS, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EAM NELSON HOLDING, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY ASSET MANAGEMENT, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY INVESTMENTS HOLDING COMPANY, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EWO MARKETING, L.P.

By:           EWO GP LLC, its General Partner

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY SOLUTIONS DISTRICT ENERGY LTD. LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

JACKSON GAS LIGHT COMPANY

By:           /s/ Robert D. Sloan
Robert D. Sloan
President

ENTERGY POWER & LIGHT COMPANY

By:           /s/ Robert D. Sloan
Robert D. Sloan
President

THE LIGHT, HEAT AND WATER COMPANY OF JACKSON, MISSISSIPPI

By:           /s/ Robert D. Sloan
Robert D. Sloan
President

EGS HOLDINGS, INC.

By:           /s/ John Wengler
John Wengler
Vice President and Treasurer

ENTERGY NUCLEAR TEXAS HOLDINGS, INC.

By:           /s/ John Wengler
John Wengler
President and Treasurer

ENTERGY GLOBAL TRADING HOLDINGS, LTD.

By:           /s/ John Wengler
John Wengler
Vice President and Treasurer

ENTERGY LOUISIANA HOLDINGS, INC.

By:           /s/ William M. Mohl
William M. Mohl
Vice President

ENTERGY NUCLEAR VERMONT INVESTMENT COMPANY, LLC

By:           /s/ Terence A. Burke
Terence A. Burke
Vice President and Secretary

ENTERGY NEW NUCLEAR UTILITY DEVELOPMENT, LLC

By:           /s/ John R. McGaha
John R. McGaha
President

NUCLEAR SERVICES COMPANY, LLC

By:           /s/ John R. McGaha
John R. McGaha
Vice President

ENEXUS ENERGY CORPORATION

By:           /s/ John R. McGaha
John R. McGaha
Chief Operating Officer and Secretary

ENTERGY POWER GAS OPERATIONS CORPORATION
(As Successor in Interest to the Tax Attributes of
Entergy Power RS Holding Company, LLC)

By:           /s/ Peter L. Swigart
Peter L. Swigart
President